EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

The undersigned executive officer of Bar Harbor Bankshares (the "Registrant") hereby certifies that the Registrant’s Form 10-Q for the period ended June 30, 2004, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                                                  /s/Joseph M. Murphy

Date: August 16, 2004                                         Name: Joseph M. Murphy
                                                                                Title: President and Chief Executive Officer

Note: A signed original of this written statement required by Section 906 has been provided to Bar Harbor Bankshares and will be retained by Bar Harbor Bankshares and furnished to the Securities and Exchange Commission or its staff upon request.